Fees Summary	Oct. 06, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,082.18
Total Fee Amount	3,272.85
Total Transaction Valuation	21,512,512.11
Total Offset Amount	0.00
Net Fee	$ 190.67